Taxation	12 Months Ended
Dec. 31, 2023
Major components of tax expense (income) [abstract]
Taxation

14. Taxation
The Group’s tax charge is the sum of the total current and deferred tax expense.

Taxation charge based on profits for the year	2023 £m	2022 £m	2021 £m
UK current year charge	207	200	119
Rest of World current year charge	1,371	1,351	593
Charge/(credit) in respect of prior periods	43	(60)	219
Current taxation	1,621	1,491	931
Deferred taxation	(865)	(784)	(848)
	756	707	83
In 2023, GSK made corporate income tax payments globally of £1.3 billion (2022: £1.5 billion), of which £205 million (2022: £48 million) was UK corporation tax paid to HMRC. These amounts are for corporate income tax only, and do not include the various other business taxes borne by GSK each year.
The deferred tax credits in each period reflect current year losses where offset against taxable profits in future periods is probable and the release of deferred tax liabilities. The latter relates primarily to the unwind of deferred tax liabilities on intangible assets.
The following table reconciles the tax charge calculated at the UK statutory rate on the Group profit before tax with the actual tax charge for the year.

Reconciliation of taxation on Group profits	2023 £m	2023%	2022 £m	2022%	2021 £m	2021%
Profit before tax	6,064		5,628		3,599
UK statutory rate of taxation	1,425	23.5	1,069	19.0	685	19.0
Differences in overseas taxation rates	159	2.6	318	5.6	302	8.4
Benefit of intellectual property incentives	(696)	(11.5)	(600)	(10.7)	(382)	(10.6)
R&D credits	(121)	(2.0)	(119)	(2.1)	(100)	(2.8)
Permanent differences on disposals, acquisitions and transfers	10	0.2	275	4.9	(3)	(0.1)
Other permanent differences	102	1.7	82	1.5	(4)	(0.1)
Re-assessments of prior year current tax estimates	43	0.7	(60)	(1.1)	219	6.1
Re-assessments of prior year deferred tax estimates	(147)	(2.4)	(233)	(4.1)	(281)	(7.8)
Changes in tax rates	(19)	(0.3)	(25)	(0.4)	(353)	(9.8)
Tax charge/tax rate	756	12.5	707	12.6	83	2.3
As a global biopharmaceutical company, we have a substantial business and employment presence in many countries around the world. The impact of differences in overseas taxation rates arose from profits being earned in countries with tax rates higher than the UK statutory rate, the most significant of which in 2023 were Belgium and Japan. This adverse impact was offset by the benefit of intellectual property incentives such as the UK Patent Box and Belgian Innovation Income Deduction regimes, which provide a reduced rate of corporation tax on profits earned from qualifying patents. We claim these incentives in the manner intended by the relevant statutory or regulatory framework.
Permanent differences on disposals, acquisitions and transfers in 2022 includes tax on internal restructuring to simplify the group structure.
The Group’s tax rate is also influenced by updates to estimates of prior period tax liabilities following closure of open issues with tax authorities in various jurisdictions and changes in tax rates. The cumulative impact of these items in 2023 is a 2% reduction in the tax rate.
In 2021, ‘Changes in tax rates’ included credits in relation to the enactment of the increase in the headline rate of UK corporate income tax from 19% to 25% (effective 2023).
Future tax charges, and therefore our effective tax rate, may be affected by factors such as acquisitions, disposals, restructurings, the location of research and development activity, tax regime reforms and resolution of open matters as we continue to bring our tax affairs up to date around the world.
During 2023 the UK Government substantively enacted legislation introducing a global minimum corporate income tax rate, to have effect from 2024 in line with the Organisation for Economic Co-operation and Development’s (OECD) Pillar Two model framework. We anticipate that the rules will restrict our ability to benefit from innovation incentives, such as the UK and Belgium Patent Box regimes, and consequently our underlying effective tax rate is forecast to increase by around 2% from 2024.

Tax on items charged to equity and statement of comprehensive income	2023 £m	2022 £m	2021 £m
Current taxation
Share-based payments	(1)	(3)	–
Defined benefit plans	(143)	–	–
Fair value movements on cash flow hedges	–	–	5
Fair value movements on equity investments	(6)	12	36
	(150)	9	41
Deferred taxation
Share-based payments	(6)	11	(11)
Defined benefit plans	184	(211)	223
Fair value movements on cash flow hedges	(1)	(9)	3
Fair value movements on equity investments	(8)	(68)	(167)
	169	(277)	48
Total charge/(credit) to equity and statement of comprehensive income	19	(268)	89
All of the above items have been charged to the statement of comprehensive income except for tax on share based payments.
Issues relating to taxation
The integrated nature of the Group’s worldwide operations involves significant investment in research and strategic manufacture at a limited number of locations, with consequential cross-border supply routes into numerous end-markets. In line with current OECD guidelines, we base our transfer pricing policy on the arm’s length principle and support our transfer prices with economic analysis and reports. However, different tax authorities may seek to attribute further profit to activities being undertaken in their jurisdiction potentially resulting in double taxation. The Group also has open items in several jurisdictions concerning such matters as the deductibility of particular expenses and the tax treatment of certain business transactions. GSK applies a risk based approach to determine the transactions most likely to be subject to challenge and the probability that the Group would be able to obtain compensatory adjustments under international tax treaties.
The calculation of the Group’s total tax charge therefore necessarily involves a degree of estimation and judgement in respect of certain items whose tax treatment cannot be finally determined until resolution has been reached with the relevant tax authority or, as appropriate, through a formal legal process. At 31 December 2023 the Group had recognised provisions of £584 million in respect of such uncertain tax positions (2022: £551 million). The net increase in recognised provisions during 2023 was driven by the reassessment of estimates, the agreement of a number of open issues with tax authorities in various jurisdictions and amounts related to discontinued operations. Whilst the ultimate liability for such matters may vary from the amounts provided and is dependent upon the outcome of agreements with the relevant tax authorities, or litigation where appropriate, the Group continues to consider that it has made appropriate provision for periods which are open and not yet agreed by the tax authorities.
A provision for deferred tax liabilities of £165 million as at 31 December 2023 (2022: £157 million) has been made in respect of taxation that would be payable on the remittance of profits by certain overseas subsidiaries. Whilst the aggregate amount of unremitted profits at the balance sheet date was approximately £18 billion (2022: £16 billion), the majority of these unremitted profits would not be subject to tax (including withholding tax) on repatriation, as UK legislation relating to company distributions provides for exemption from tax for most overseas profits, subject to certain exceptions. Deferred tax is not provided on temporary differences of £869 million (2022: £660 million) arising on unremitted profits as management has the ability to control any future reversal and does not consider such a reversal to be probable.
Movement in deferred tax assets and liabilities

	Accelerated capital allowances £m	Intangible assets £m	Contingent consideration £m	Intra-Group profit £m	Pensions & other post employment benefits £m	Tax losses £m	Share option and award schemes £m	Other net temporary differences £m	Total
At 1 January 2022	(211)	(3,711)	850	999	640	1,450	91	1,554	1,662
Exchange adjustments	(29)	(264)	–	(40)	64	6	1	160	(102)
Credit/(charge) to income statement	122	126	142	258	(32)	104	(22)	190	888
Credit/(charge) to statement of comprehensive income	–	–	–	–	182	42	(11)	(12)	201
Acquisitions/Disposals	(1)	(637)	–	–	–	67	–	76	(495)
R&D credits utilisation	–	–	–	–	–	–	–	(76)	(76)
Transfer of assets for sale/distribution	62	3,667	–	(118)	(60)	(8)	(2)	(250)	3,291
At 31 December 2022	(57)	(819)	992	1,099	794	1,661	57	1,642	5,369
Exchange adjustments	11	58	–	(70)	(24)	(2)	–	(100)	(127)
Credit/(charge) to income statement	72	229	(71)	223	(15)	335	12	80	865
Credit/(charge) to statement of comprehensive income	–	–	–	–	(184)	–	5	10	(169)
Acquisitions/Disposals	–	(144)	–	–	–	–	–	–	(144)
R&D credits utilisation	–	–	–	–	–	–	–	(56)	(56)
At 31 December 2023	26	(676)	921	1,252	571	1,994	74	1,576	5,738
Deferred tax liabilities in relation to intangible assets predominately relate to temporary differences arising as a result of historic business combinations. Acquisitions within the year predominantly relate to Bellus Health (see Note 41, 'Acquisitions and disposals').
The Group continues to recognise deferred tax assets on future obligations in respect of contingent consideration amounts payable to minority shareholders. These payments are tax deductible at the point in time at which payment is made.
A deferred tax asset is recognised on intra-Group profits arising on inter-company inventory which are eliminated within the consolidated accounts. As intra-Group profits are not eliminated from the individual entities’ tax returns a temporary difference arises that will reverse at the point in time inventory is sold externally.
The deferred tax asset of £1,994 million (2022: £1,661 million) recognised on tax losses relates to trading losses. Such deferred tax assets are only recognised to the extent Group long-range forecasts indicate sufficient future taxable profits will be available to utilise such assets by around 2030. Other net temporary differences included accrued expenses for which a tax deduction is only available on a paid basis.
Deferred tax asset and liabilities are recognised on the balance sheet as follows:

	2023 £m	2022 £m
Deferred tax assets	6,049	5,658
Deferred tax liabilities	(311)	(289)
	5,738	5,369

		2023		2022
Unrecognised tax losses	Tax losses £m	Unrecognised deferred tax asset £m	Tax losses £m	Unrecognised deferred tax asset £m
Trading losses expiring:
Within 10 years	939	149	967	175
More than 10 years	1,238	66	44	13
Available indefinitely	228	47	192	41
At 31 December	2,405	262	1,203	229

Capital losses expiring:
Available indefinitely	2,261	567	2,326	548
At 31 December	2,261	567	2,326	548
Deferred tax assets are only recognised where it is probable that future taxable profit will be available to utilise losses.